EOSTRE™

H_2O 能 量 活 水 瓶

H_2O ENERGY BOTTLE


EOSTRE

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EOSTRE™

2021年

活动与动向汇报
Activities & Accomplishments

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EOSTRE™

2021上半年活动

Activities In The First Half Of 2021

《每周健康星期四》

8.4.2021 第一场线下健康分享会在TOGA总部大楼30层成功举办。

First health sharing session done at TOGA HQ 30th floor.


EOSTRE
EOSTRE™
H2O 能量活水瓶




EOSTRE
大独特技术
H2O
ENERGY BOTTLE

2021上半年活动

Activities In The First Half Of 2021

6.5.2021 第二场线下健康分享会

Second health sharing session done at TOGA HQ 30th floor.


赫兹活力水
见证水与生命的奇迹
主讲
SAMUEL




EOSTRE

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2021上半年活动

Activities In The First Half Of 2021

13.5.2021

健康分享会搬到线上啦！透过YIPPI“WOL1”直播间进行！
第一场的线上分享会反应非常热烈，在线观看人数超过1000人！

First online health sharing session via Yippi “WOL1” Live Channel attracted more than 1,000 viewers!


WOL1 中文
856
赫兹活力水
EOSTRE
输入要说的话...




WOL1 中文
1246
Rene Tee:
大家晚上好
输入要说的话...

EOSTRE™

2021上半年活动
Activities In The First Half Of 2021

20.5.2021 第二场的线上分享会在线观看人数突破2500人！
Second online health sharing session attracted more than 2,500 viewers!


EOSTRE
H2O 能量活水瓶


人体内水含量百分比



2021上半年活动

Activities In The First Half Of 2021

27.5.2021 第三场的线上分享会。
Third Online Sharing Session.



您爱吃的食物



心血管健康



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EOSTRE™

《表示您对“它”的爱》活动

Show Us Your Love Contest

首次公开让所有消费者参与的赢奖活动在520举办。

First public prize-winning contest held on 20th May.



爱
H2O
能量活水瓶
H2O 能量活水瓶
H2O 能量活水瓶 X2
2222 YIPPS



SHOW US YOUR
Love
FOR
H2O
ENERGY BOTTLE
EOSTRE
H2O ENERGY BOTTLE
H2O ENERGY BOTTLE X2
2222 YIPPS

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EOSTRE™

升级水瓶规格
Upgrade Bottle's Specifications

- 添加水瓶系列号
  Add Bottle Serial Number
- 瓶身标记最高容量线
  Add Maximum Water Level Line


EOSTRE

*Terms & Conditions Apply.

EOSTRE™

进行中的事项
Ongoing Matters

SGS（产品国际质量认证）

它创建于1878年，是世界上最大、资格最老的民间第三方从事产品质量控制和技术鉴定的跨国公司。总部设在日内瓦,在世界各地设有1800多家分支机构和专业实验室和 59000多名专业技术人员，在142个国家开展产品质检、监控和保证活动。

SGS (Société Générale de Surveillance)

Founded in 1878, it is the world's largest and oldest private third party multinational company engaged in product quality control and technical appraisal. Headquartered in Geneva, it has more than 1,800 branches and professional laboratories and more than 59,000 professional and technical personnel around the world, and carries out product quality inspection, monitoring and assurance activities in 142 countries.

限量版水瓶袋
Limited Edition Bottle Case


Artwork Confirmation
Option A
ID Card Black Color
Front
Back
10cm
EOSTRE
7cm
EOSTRE


Artwork Confirmation
printing effect
EOSTRE
Plate size :
4cm(W) x 1.5cm(H)
EOSTRE
EOSTRE
suitable size
Diameter 6.7cm
Bag height 19.4cm

网络营销策略

Online Sales Strategy

- 分配高额预算以进行网络营销宣传
- 根据调查，网络营销仍是广告宣传及传递消息的首选
- 网络营销=搜寻引擎、网站、社交媒体、手机APP
- 建立品牌知名度
- 增强目标市场的兴趣和对产品的信任
- 拍摄更多有趣的短视频 增加曝光率

- Allocate high budgets for internet marketing
- According to the survey, online marketing is still the first choice for advertising and message delivery
- Internet marketing = search engines, websites, social media, mobile apps
- Build brand awareness
- Enhance interest in the target market and trust in the product
- Shoot more interesting short videos to increase exposure


2021下半年计划
2021 Second Half Planning

*Terms & Conditions Apply.

线上线下健康分享会

Online & Offline Health Sharing Session

- YIPPI和FACEBOOK面子书同步直播
- 疫情受控以后增加线下分享会次数
- 邀请更多专业人士如营养师加入直播间分享健康课题
- 增加更多的课程内容

- Yippi & Facebook Live
- Increase the number of offline sharing sessions after the epidemic is under control
- Invite more professionals such as nutritionists to join the live broadcast room to share health issues
- Add more course content


2021下半年计划
2021 Second Half Planning
赫兹活力水

EOSTRE™

*Terms & Conditions Apply.

正式聘请专业营养师

Officially Hire A Professional Nutritionist

- 毕业于美国普度大学，饮食和营养系
- 毕业于马来西亚国民大学，营养学研究生文凭（UKM）
- 马来西亚营养学协会的合格营养师
- 曾担任马来西亚癌症协会（NCSM）首席营养治疗师与健康讲师
- 生物井学家（BIOWELL SPECIALIST）
- 被马来西亚国际医疗大学委任为营养学导师
- 曾受邀主讲超过200场线上线下健康与癌症醒觉讲座会
- 曾协助超过30场健康检查会
- 曾协助推出2个新的健康产品；Vdox（帮助消化的保健品）和B-controlled（体重管理产品）

- Graduated from Purdue University, Department of Diet and Nutrition
- Graduated from National University of Malaysia, Graduate Diploma in Nutrition (UKM)
- Qualified dietitian of Malaysian Nutrition Association
- Served as Chief Nutrition Therapist and Health Lecturer of the Cancer Society of Malaysia (NCSM)
- BIOWELL SPECIALIST
- Appointed as a nutrition tutor by the International Medical University of Malaysia
- Invited to give lectures on more than 200 online and offline health and cancer awareness seminars
- Assisted in more than 30 health checkups
- Assisted in the launch of 2 new health products; Vdox (health products that help digestion) and B-controlled (weight management products)



Chooing Lim

Member of Malaysian Dietitians' Association (DA)

*Terms & Conditions Apply.

EOSTRE™

共营模式

Co-operation Model

- 网红直播带货策略
- 邀请网红成为代理
- 达到全新及广大的潜在客户群
- 让消费者成为代理

- Online celebrity live streaming strategy
- Invite Internet celebrities to act as agents
- Reach a new and vast potential customer base


2021下半年计划
2021 Second Half Planning
EOSTRE™

*Terms & Conditions Apply.

总结
Conclusion

我们承诺

1. 加强产品质量，拿下更多的检验报告
2. 提升售后服务
3. 让市场更加容易得到产品资讯
4. 设计更多方案让消费者拥有健康的同时也能创造自己的事业

2分钟带您认识H2O能量活水瓶

Get To Know H2O Energy Bottle in 2 Minutes



EOSTRE

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EOSTRE™


EOSTRE

EOSTRE™

H_2O 能量活水瓶

独特之处

2 大独特技术

1 赫兹应用技术
2 氢氧分离技术

3 大独特特征

1 7.6赫兹的水更容易被细胞吸收
2 直链型结构水分子的重要
3 降低水粘稠

5 大好处

1抗氧化
2 有效补水
3降低血液粘稠度
4增强免疫力
5强化细胞组织

*须符合条件与条规

中国专家访谈


富氢水的抗氧化作用
中国工程院院士
中国访谈

*须符合条件与条规


一杯好水承载一生健康
EOSTRE™
H_2O 能 量 活 水 瓶
就是一杯好水的开始
A glass of good water
carries lifelong health
EOSTRE™
H_2O ENERGY BOTTLE
Is a start of good water
EOSTRE
EOSTRE™

免责声明

Disclaimer

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